UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 8, 2007

AUTHENTIDATE HOLDING CORP.

(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER: 0-20190

DELAWARE	14-1673067
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Connell Corporate Center

300 Connell Drive, 5th Floor

Berkeley Heights, New Jersey 07922

(Address and zip code of principal executive offices)

(908) 787-1700

(Registrant’s telephone number, including area code

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☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On November 8, 2007, Roger O. Goldman, a director of Authentidate Holding Corp. (the “Company”) notified the Company that he was resigning from the Board of Directors of the Company effective immediately. Mr. Goldman was the Chairman of the Board’s Audit Committee and also a member of the Nominating and Corporate Governance Committee.

On November 14, 2007, our Board appointed Mr. J. Edward Sheridan to succeed Mr. Goldman as Chairman of the Board’s Audit Committee. Mr. Sheridan is currently a member of the Audit Committee, our Audit Committee financial expert and an independent member of the Board.

On November 14, 2007, our Board also appointed Mr. John J. Waters, a director of the Company, to the Audit Committee to fill the vacancy resulting from Mr. Goldman’s resignation. Although under Rule 4200 of the Rules of Nasdaq Mr. Waters is not deemed an independent director, under the exception permitted by Rule 4350(d)(2)(B), our Board has determined to appoint Mr. Waters to fill such vacancy on the Audit Committee under the exceptional and limited circumstances caused by Mr. Goldman’s vacancy and in the best interests of the Company and its shareholders. Mr. Waters is not currently an officer or employee of the Company. Mr. Waters previously had served as our Executive Vice-President – Chief Administrative Officer from July 2004 through January 1, 2006.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 14, 2007, our Board approved an amendment to the Authentidate Holding Corp. Bylaws. The Bylaw amendment amends Article II, Section 2.1 of the Bylaws by adding new Section 2.1.1 to authorize the Company to issue shares of stock without certificates in accordance with the Delaware General Corporation Law. The amendment to the Bylaws is effective immediately.

The revisions were made to comply with The Nasdaq Stock Market requirement regarding direct registration eligibility. The text of new Section 2.1.1 is attached to the Report as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Exhibit Title or Description
3.1	Amendment to Authentidate Holding Corp. Bylaws effective November 14, 2007

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

AUTHENTIDATE HOLDING CORP.

By:	/s/ Surendra Pai
Name:	Surendra Pai
Title:	President and Chief Executive Officer
Date:	November 15, 2007

EXHIBIT INDEX

Exhibit Number	Description
3.1	Amendment to Authentidate Holding Corp. Bylaws effective November 14, 2007

3